SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


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                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF

                     THE SECURITIES EXCHANGE ACT OF 1934


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       Date of Report (Date of Earliest Event Reported):  June 2, 1996


                         GEORGIA BONDED FIBERS, INC.
           (Exact name of Registrant as specified in its charter)


            New Jersey         0-5200            22-1427551
            (State or other    (Commission       (IRS Employer
            jurisdiction of    File Number)      Identification No.)
            incorporation)


            15 Nuttman Street
            Newark, New Jersey                             07013-3508
            (Address of principal executive offices)       (Zip Code)


     Registrant's telephone number, including area code: (201) 642-3547



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        (Former name or former address, if changed since last report)
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            Item 5.           Other Events.

            Georgia Bonded Fibers, Inc. ("Bontex" or the "Company") announces the death on June 2, 1996, of its largest shareholder, Marie G. Surmonte. Mrs. Surmonte was the widow of Hugo N. Surmonte, Bontex's founder, retired Chairman of the Board and Chief Executive Officer, and beneficially owned 53.6% of the Company's outstanding shares of common stock.

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                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GEORGIA BONDED FIBERS, INC.



                                    By	s/David A. Dugan
					 -------------------------------
                                          David A. Dugan
                                          Corporate Secretary

Date:  June 4, 1996
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